UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-6100

Seligman Quality Municipal Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	10/31

Date of reporting period:	4/30/06

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

SELIGMAN QUALITY MUNICIPAL FUND, INC.
Semi-annual Report April 30, 2006

To the Stockholders

Your mid-year stockholder report for Seligman Quality Municipal Fund, Inc. follows this letter. This report contains your Fund’s investment results for Common Stock, a portfolio of investments and financial statements.

On May 18, 2006, the Fund’s Board of Directors approved a change in the monthly dividend payment on the Fund’s Common Stock, effective June 2006. The new monthly dividend for the Fund will be $0.041 per share, which represents an 8.9% decrease in the amount of the monthly dividend previously paid to Stockholders. This change was required due to the continued narrowing of the spread between the Fund’s net earnings on its investment portfolio and the dividend rates paid on its Preferred Stock.

For the six months ended April 30, 2006, the Fund delivered a total return of 1.16% based on net asset value and 5.06% based on market price. The Fund’s annualized distribution rate, based on the new monthly dividend and market price at April 30, 2006, was 3.85%. This is equivalent to a taxable yield of 5.85%, based on the maximum federal income tax rate of 35% and the Fund’s current estimate of the percentage of the dividend that may be taxable. During the period, Preferred Stockholders were paid dividends at annual rates ranging from 2.65% to 3.70%.

We thank you for your continued support of Seligman Quality Municipal Fund, Inc. and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

June 16, 2006

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Stockholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017	Important Telephone Numbers (800) 874-1092 Stockholder Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Quality Municipal Fund Common Stock and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. Effective January 1, 2006, J. & W. Seligman & Co. Incorporated, the Manager, waived a portion of its fees. Absent such waiver, returns and yields would have been lower. A portion of the Fund’s income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.

The Lehman Brothers Municipal Bond Index (the “Lehman Index”) returns do not include the effect of taxes, fees or sales charges. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results for Common Stock

Total Returns*

For Periods Ended April 30, 2006

			Average Annual
	Three Months	Six Months	One Year	Five Years	Ten Years
Market Price	0.10%	5.06%	10.45%	6.97%	6.60%
Net Asset Value	(0.76)	1.16	1.40	5.78	6.19
Lehman Index**	(0.06)	1.56	2.16	5.40	5.89

Price Per Share

	Market Price	Net Asset Value

April 30, 2006	$12.78	$13.74
January 31, 2006	12.90	13.99
October 31, 2005	12.43	13.88

Holdings by Market Sector#

Revenue Bonds	65%
General Obligation Bond	35

Weighted Average Maturity[3]	14.2	years

Dividend and Capital Gain Per Share,
and Yield Information

For the Six Months Ended April 30, 2006

Dividend Paid†	Unrealized Gain††	SEC 30-Day Yield‡
$0.2775	$0.465	3.03%

Holdings by Credit Quality2#

AAA	88%
AA	7
BBB	5

See footnotes on page 3.

Performance and Portfolio Overview (continued)

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report.

[2]	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change.

[3]	Excludes variable rate demand notes.

*	Returns for periods of less than one year are not annualized.

**	The Lehman Brothers Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not include any taxes, fees or sales charges, and is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an unmanaged index.

†	For the six months ended April 30, 2006, Preferred Stockholders were paid dividends at annual rates ranging from 2.65% to 3.70%. Earnings on the Fund’s assets in excess of the preferred dividend requirements constituted income available for dividends to Common Stockholders.

††	Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2006. Information does not reflect the effect of capital loss carryforwards that are available to offset future net realized capital gains.

Æ	Includes pre-refunded and escrowed-to-maturity securities.

‡	Current yield, representing the annualized yield (after dividends on Preferred Stock) for the 30-day period ended April 30, 2006, has been computed in accordance with Securities and Exchange Commission regulations and will vary. During the period, the Manager waived a portion of its fee. Absent such waiver, the yield would have been 2.86%.

#	Percentages based on current market values of long-term holdings at April 30, 2006.

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on the website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be made available by no later than August 31 of that year.

[1]	The website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report.

Portfolio of Investments (unaudited)	April 30, 2006

State#	Face Amount	Municipal Bonds	Rating†	Value
Alabama — 8.0%	$5,000,000	Jefferson County Sewer Rev. (Capital Improvement Warrants), 5.125% due 2/1/2039Æ	Aaa	$5,221,150
Alaska — 3.6%	2,000,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2021	Aaa	2,319,980
Arizona — 6.5%	4,000,000	Arizona Agricultural Improvement and Power District Rev. (Salt River Project), 5% due 12/1/2014	Aaa	4,212,119
California — 16.6%	4,000,000	Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 5.75% due 1/15/2040	Baa3	4,101,240
	1,500,000	Los Angeles Regional Airports Improvement Corporation Facilities Rev. (LAXFUEL Corporation), 5.50% due 1/1/2032*	Aaa	1,544,010
	5,000,000	San Diego Public Facilities Financing Authority Sewer Rev., 5% due 5/15/2029	Aaa	5,098,049
Colorado — 4.0%	2,500,000	Colorado Regional Transportation District Sales Tax Rev., 5% due 11/1/2024	Aaa	2,585,325
Florida — 14.1%	3,000,000	Orange County Health Facilities Authority Rev. (The Nemours Foundation Project), 5% due 1/1/2029	AAA‡	3,089,190
	2,500,000	Orange County Sales Tax Rev., 5.125% due 1/1/2023	Aaa	2,621,700
	3,345,000	Orange County Solid Waste Facility Rev., 5% due 10/1/2016	Aaa	3,467,628
Illinois — 7.2%	4,500,000	Chicago GOs, 5% due 1/1/2023	Aaa	4,677,615
Louisiana — 0.9%	520,000	Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals, Inc. Project), 8% due 5/15/2012††	AAA‡	580,465
Massachusetts — 14.3%	750,000	Massachusetts State Port Authority Rev., 5% due 7/1/2025	Aaa	776,745
	3,000,000	Massachusetts State School Building Authority Dedicated Sales Tax Rev., 5% due 8/15/2023	Aaa	3,126,630
	3,000,000	Massachusetts State Special Obligation Dedicated Tax Rev., 5.25% due 1/1/2025Æ	Aaa	3,216,870
	2,000,000	Massachusetts State Water Resources Authority Rev., 5.25% due 8/1/2024	Aaa	2,158,760
Michigan — 4.0%	1,325,000	Harper Creek Community School District GOs, 5.125% due 5/1/2031	Aa2	1,359,079
	1,175,000	Harper Creek Community School District GOs, 5.125% due 5/1/2031Æ	Aa2	1,246,499
Minnesota — 0.8%	500,000	Minneapolis & Saint Paul Metropolitan Airports Commission Rev., 5.75% due 1/1/2032Æ	Aaa	538,365
Missouri — 0.5%	295,000	Missouri State Housing Development Commission Rev. (Single Family Mortgage), 6.375% due 9/1/2031*	AAA‡	298,800
New York — 14.9%	3,000,000	New York City GOs, 5% due 8/1/2017	Aaa	3,159,750
	5,000,000	New York City Municipal Water Finance Authority (Water & Sewer System Rev.), 5.75% due 6/15/2026Æ	Aaa	5,162,550
	1,295,000	New York State Environmental Facilities Corporation (Clean Water and Drinking Water Rev.), 5% due 7/15/2020	Aaa	1,347,150

________________ See footnotes on page 5.

Portfolio of Investments (unaudited) (continued)	April 30, 2006

State#	Face Amount	Municipal Bonds	Rating†	Value
Pennsylvania — 6.5%	$3,000,000	Pennsylvania State University Rev., 5% due 9/1/2024	Aa2	$3,124,830
	1,000,000	Pennsylvania Turnpike Commission Rev. (Oil Franchise Tax), 5.25% due 12/1/2023	Aaa	1,063,670
Puerto Rico — 5.1%	3,000,000	Puerto Rico Electric Power Authority Rev., 5.25% due 7/1/2021	Aaa	3,283,440
Texas — 13.1%	3,000,000	Dallas Area Rapid Transit Sales Tax Rev., 5% due 12/1/2031	Aaa	3,052,530
	2,000,000	Matagorda County Navigation District No. 1 Pollution Control Rev. (Central Power and Light Co. Project), 6.125% due 5/1/2030*	Aaa	2,043,480
	3,000,000	San Antonio Electric & Gas System Rev., 5.65% due 2/1/2019††	AAA‡	3,408,210
Washington — 6.4%	2,000,000	Chelan County Public Utility District No. 1 (Chelan Hydro Consolidated System Rev.), 5.25% due 7/1/2033*	Aaa	2,023,740
	2,000,000	Chelan County Public Utility District No. 1 (Chelan Hydro Consolidated System Rev.), 5.60% due 1/1/2036*	Aaa	2,120,780
Wisconsin — 0.5%	325,000	Wisconsin Housing & Economic Development Authority Housing Rev., 6.85% due 11/1/2012	Aaa	325,472
Total Municipal Bonds (Cost $80,458,171) — 127.0%				82,355,821
		Short-Term Holdings
California — 7.8%	5,000,000	San Francisco City and County Airports Commission Rev. (International Airport), 5.80% due 5/1/2021*Æ	Aaa	5,051,100
Colorado — 1.9%	1,200,000	Moffat County Pollution Control Rev. (Pacificorp Project), VRDN, due 5/1/2013	VMIG 1	1,200,000
Massachusetts — 2.6%	1,700,000	Massachusetts Health & Educational Facilities Authority Rev. (Capital Assets Program), VRDN, due 1/1/2035	VMIG 1	1,700,000
New York — 10.1%	3,000,000	Metropolitan Transportation Authority Rev. (Commuter Facilities), 6.10% due 7/1/2026Æ	Aaa	3,072,090
	2,105,000	New York City GOs, 6.25% due 4/15/2027Æ	Aaa	2,176,423
	800,000	New York City GOs, VRDN, due 8/1/2009	VMIG 1	800,000
	500,000	New York City Municipal Water Finance Authority (Water & Sewer System Rev.), VRDN, due 6/15/2023	VMIG 1	500,000
Total Short-Term Holdings (Cost $14,201,025) — 22.4%				14,499,613
Total Investments (Cost $94,659,196) — 149.4%				96,855,434
Other Assets Less Liabilities — 2.4%				1,590,794
Preferred Stock — (51.8)%				(33,600,000)
Net Assets for Common Stock — 100.0%				$64,846,228

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock, which does not include the net assets attributable to Preferred Stock of the Fund.

*	Interest income earned from this security is subject to the federal alternative minimum tax.

Æ	Pre-refunded security. Such securities that will be paid within one year are classified as short-term holdings.

†	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA.

††	Escrowed-to-maturity security.

VRDN — Variable rate demand notes.

See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)	April 30, 2006

Assets:
Investments, at value:
Long-term holdings (cost $80,458,171)	$82,355,821
Short-term holdings (cost $14,201,025)	14,499,613
Total investments (cost $94,659,196)	96,855,434
Cash	55,861
Interest receivable	1,599,689
Receivable for securities sold	65,000
Expenses prepaid to stockholder service agent	17,675
Other	39,898
Total Assets	98,633,557

Liabilities:
Management fee payable	44,177
Accrued expenses and other	143,152
Total Liabilities	187,329

Preferred Stock:
Preferred Stock Series TH, $0.01 par value, liquidation preference and asset coverage per share — $50,000 and $146,497, respectively; shares authorized — 1,000; issued and outstanding — 672	33,600,000

Net Assets for Common Stock	$64,846,228

Composition of Net Assets:
Common Stock, $0.01 par value; shares authorized — 49,999,000; issued and outstanding — 4,720,442	$47,204
Additional paid-in capital	62,563,398
Undistributed net investment income	183,997
Accumulated net realized loss	(144,609)
Net unrealized appreciation of investments	2,196,238

Net Assets for Common Stock	$64,846,228

Net Asset Value Per Share of Common Stock (Market value $12.78)	$13.74

See Notes to Financial Statements.

Statement of Operations (unaudited)	For the Six Months Ended April 30, 2006

Investment Income:
Interest		$2,375,499

Expenses:
Management fee	$320,241
Legal fees	93,998
Preferred stock auction, remarketing and rating agent fees	56,376
Stockholder account and registrar services	38,953
Stockholder reports and communications	27,562
Auditing fees	19,198
Custody and related services	13,204
Stockholders’ meeting	12,079
Exchange listing fees	11,875
Directors’ fees and expenses	7,892
Miscellaneous	6,422
Total Expenses Before Fee Waiver	607,800
Fee waiver (Note 4)	(33,106)
Total Expenses After Fee Waiver		574,694
Net Investment Income		1,800,805 *

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments	(17)
Net change in unrealized appreciation of investments	(654,446)
Net Loss on Investments		(654,463)
Dividends Paid to Preferred Stockholders		(518,025)
Increase in Net Assets from Operations		$628,317

* Net investment income available for Common Stock is $1,282,780, which is net of Preferred Stock dividends of $518,025.

See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)

	Six Months Ended 4/30/06	Year Ended 10/31/05
Operations:
Net investment income	$1,800,805	$3,575,415
Net realized gain (loss) on investments	(17)	8,535
Net change in unrealized appreciation of investments	(654,446)	(1,984,075)
Dividends paid to Preferred Stockholders (per share: $770.87 and $1,146.80)	(518,025)	(770,649)

Increase in Net Assets from Operations	628,317	829,226

Distributions to Common Stockholders:
Dividends from net investment income (per share: $0.278 and $0.587)	(1,309,473)	(2,767,258)

Decrease in Net Assets from Distributions to Common Stockholders	(1,309,473)	(2,767,258)

Capital Share Transactions:
Value of shares of Common Stock issued in payment of dividends (9,157 and 22,581 shares)	117,157	276,912
Cost of shares purchased for investment plan (6,700 and 22,900 shares)	(86,326)	(282,650)

Increase (Decrease) in Net Assets from Capital Share Transactions	30,831	(5,738)

Decrease in Net Assets	(650,325)	(1,943,770)

Net Assets for Common Stock:
Beginning of period	65,496,553	67,440,323

End of Period (including undistributed net investment income of $183,997 and $210,690, respectively)	$64,846,228	$65,496,553

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.  Significant Accounting Policies — The financial statements of Seligman Quality Municipal Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results of the interim period presented. All such adjustments are of normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Fund’s Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings maturing in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b.	Federal Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.

Short-term holdings include securities with stated or effective maturity dates of less than one year.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At April 30, 2006, the interest rates paid on these notes ranged from 3.71% to 3.78%.

d.	Distributions to Stockholders — Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

2.  Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended April 30, 2006, 6,700 shares were purchased in the open market at a cost of $86,326, which represented a weighted average discount of 7.66% from the net asset value of those acquired shares. A total of 9,157 shares were issued to Plan participants during this period for proceeds of $117,157, a weighted average discount of 8.25% from the net asset value of those shares.

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Fund’s Board of Directors may deem advisable. No such additional purchases were made during the six months ended April 30, 2006.

Notes to Financial Statements (unaudited)

3.  Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Fund’s Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

Dividends on Preferred Shares are cumulative at a rate reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

In accordance with Emerging Issues Task Force Topic No. D-98, “Classification and Measurement of Redeemable Securities,” the Fund classifies its Preferred Stock outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to Preferred Stockholders are classified as a component of the “increase in net assets from operations” in the statements of operations and of changes in net assets and as a component of the “total from investment operations” in the financial highlights.

The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

4.  Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund’s average daily net assets, which includes the value attributable to the Fund’s Preferred Stock. The Manager has contractually agreed to waive a portion of its fee equal to 0.10% per annum, effective January 1, 2006. For the period ended April 30, 2006, the amount of fees waived by the Manager was $33,106. The management fee reflected in the Statement of Operations represents 0.58% of the Fund’s average daily net assets.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $38,953 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of April 30, 2006, the Fund’s potential obligation under the Guaranties is $8,100. As of April 30, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

Notes to Financial Statements (unaudited)

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $12,301 was paid to the participating director in January 2006. As of April 30, 2006, no directors were participating in the deferred compensation arrangement.

5.  Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2006, amounted to $0 and $110,000, respectively.

6.  Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended April 30, 2006, and will vary from the final tax information as of the Fund’s year end.

At April 30, 2006, the cost of investments for federal income tax purposes was $94,374,149. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discounts for financial reporting purposes of $285,047.

At April 30, 2006, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$9,287,604
Gross unrealized depreciation of portfolio securities	(6,806,319)
Net unrealized appreciation of portfolio securities	2,481,285
Capital loss carryforward	(144,592)
Dividends in excess of net investment income	(101,067)
Total accumulated earnings	$2,235,626

At October 31, 2005, the Fund had a capital loss carryforward for federal income tax purposes of $144,592, all of which expires in 2011 and is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. The tax characterization of distributions paid to Preferred and Common Stockholders was as follows:

	Six Months Ended 4/30/06	Year Ended 10/31/05
Tax-exempt income	$1,726,431	$3,471,736
Ordinary income	101,067	66,171
Total distributions	$1,827,498	$3,537,907

7.  Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager’s review of frequent trading appropriately did not include Seligman Quality Municipal Fund because it is a listed, closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to

Notes to Financial Statements (unaudited)

trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in Seligman mutual funds. All three had already been terminated prior to the end of September 2002. None of these arrangements involved Seligman Quality Municipal Fund.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund.

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, Seligman Advisors, Inc. or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Financial Highlights (unaudited)

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the net asset value at the beginning of a period to the net asset value at the end of a period, so that investors can understand what effect the individual items listed below have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

Total investment return measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares, nor do they reflect taxes investors may incur on distributions or on the sale of Fund shares. Total investment return for periods of less than one year is not annualized.

The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for all periods presented, do not reflect the effect of dividends paid to Preferred Stockholders.

		Year Ended October 31,
	Six Months Ended 4/30/06	2005	2004	2003	2002†	2001
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$13.88	$14.29	$14.29	$14.44	$14.40	$13.62
Income from Investment Operations:
Net investment income	0.38	0.76	0.76	0.77	0.95	0.99
Net realized and unrealized investment gain (loss) on investments	(0.13)	(0.42)	0.02	(0.02)	0.03	0.79
Dividends paid from net investment income to Preferred Stockholders	(0.11)	(0.16)	(0.08)	(0.08)	(0.11)	(0.24)
Total from Investment Operations	0.14	0.18	0.70	0.67	0.87	1.54
Less Distributions to Common Stockholders:
Dividends paid from net investment income	(0.28)	(0.59)	(0.70)	(0.79)	(0.71)	(0.69)
Distributions from net realized gain	—	—	—	(0.03)	(0.12)	(0.07)
Total Distributions to Common Stockholders	(0.28)	(0.59)	(0.70)	(0.82)	(0.83)	(0.76)
Net Asset Value, End of Period	$13.74	$13.88	$14.29	$14.29	$14.44	$14.40
Market Value, End of Period	$12.78	$12.43	$12.51	$12.58	$12.57	$12.59

See footnotes on page 14.

Financial Highlights (unaudited) (continued)

			Year Ended October 31,
	Six Months Ended 4/30/06		2005	2004	2003	2002†	2001
Total Investment Return:
Based upon market value	5.06%		4.22%	5.11%	6.69%	6.69%	16.52%
Based upon net asset value	1.16%		1.88%	5.70%	5.50%	7.16%	12.52%
Ratios/Supplemental Data:
Ratio of expenses to average net assetsÆ	1.17	%*	1.07%	1.09%	1.10%	1.08%	1.05%
Ratio of expenses to average net assets for Common Stock	1.76	%*	1.61%	1.64%	1.65%	1.62%	1.58%
Ratio of net investment income to average net assetsÆ	3.66	%*	3.55%	3.57%	3.57%	4.49%	4.66%
Ratio of net investment income to average net assets for Common Stock	5.52	%*	5.34%	5.36%	5.33%	6.76%	7.03%
Portfolio turnover rate	—		17.43%	17.25%	15.92%	6.01%	11.72%
Net assets for Common Stock, end of period (000s omitted)	$64,846		$65,497	$67,440	$67,465	$68,134	$67,981
Without fee waiver:††
Ratio of expenses to average net assetsÆ	1.24	%*
Ratio of expenses to average net assets for Common Stock	1.83	%*
Ratio of net investment income to average net assetsÆ	3.59	%*
Ratio of net investment income to average net assets for Common Stock	5.45	%*

†	As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on portfolio securities for financial reporting purposes. The effects of this accounting change for the year ended October 31, 2002, were to increase net investment income per share and decrease net realized and unrealized gain per share by $0.01; and to increase the ratios of net investment income to average net assets and to average net assets for Common Stock from 4.42% to 4.49%, and from 6.65% to 6.76%, respectively. The per share operating performance and ratios for periods prior to November 1, 2001, have not been restated.

††	The Manager waived a portion of its fee for the period presented.

Æ	Average net assets includes the value of Preferred Stock.

*	Annualized.

See Notes to Financial Statements.

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

The directors unanimously approved the continuance of the Management Agreement between the Fund and the Manager at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuance and nature of materials to be provided to the directors, and the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

In reaching their determination with respect to the continuance of the Management Agreement, the directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects these economies of scale for the benefit of investors;

7.	the Manager’s practices regarding allocation of portfolio transactions of the Fund;

8.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

9.	fall-out benefits which the Manager and its affiliates receive from their relationship with the Fund;

10.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

11.	the terms of the Management Agreement, including the Manager’s proposal to reduce the contractual management fee rate commencing January 1, 2006.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager,

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement, as proposed to be amended, are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund, including the Fund’s chief compliance officer. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. At prior meetings the directors had also considered the Manager’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors, Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors noted that the Manager derives reputational and other benefits from its association with the Fund.

Investment Results

The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Insured Municipal Debt Funds (Leveraged) category over the one-, three-, five- and ten-year periods, and over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period and for the first nine months of 2005, and compared to a group of ten competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005. The comparative information showed that the Fund has performed within the range of performance of the other funds in the Lipper category and among its competitors, but below averages for all periods considered. The Manager pointed out that the Fund’s comparative performance in recent periods had been adversely affected by the Manager’s decision to defensively position the portfolio in anticipation of rising interest rates, which did not rise as quickly as the Manager anticipated. The Manager also stated that the Fund’s somewhat high expense ratio also adversely affected its comparative performance. Taking into account these comparisons and the other factors considered, the directors were satisfied with the Manager’s explanation of the Fund’s pronounced lag in performance and retained confidence in the Manager’s ability to manage the Fund.

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The Fund’s peer group consisted of funds in the Lipper Insured Municipal Debt Funds (Leveraged)

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

category having between $50 million and $500 million of average net assets in their most recent fiscal year. The current effective management fee rate of 0.975% was within the range of management fees paid by the 21 funds in the peer group although higher than the fees of most of the other funds in the peer group. The directors also noted that the Lipper data was presented as a percentage of the Fund’s net assets, whereas the Fund’s management fee is computed based on the total assets less liabilities, at the rate of 0.65%. The directors noted that, since the Fund is a closed-end municipal bond fund with relatively low assets, considerations of economies of scale and breakpoints were not material to their evaluation of the management fee.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

In considering the expense ratios of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was materially higher than the median and average for the peer group. The directors noted that a number of funds in the peer group benefited from management fee waivers or expense reimbursements which had the effect of lowering their expense ratios. The Manager attributed the high expense ratio in large part to the relatively small size of the Fund as compared to the other funds in the peer group and to the Fund’s management fee rate, which was higher than the peer group median, as discussed above. After discussion with the directors, the Manager stated that it proposed to reduce the contractual fee rate for the Fund from 0.65% to 0.55%, effective January 1, 2006, and asked that the directors approve continuance of the management agreement on that basis. The directors were satisfied that the Fund’s expense ratio was acceptable in the Fund’s particular circumstances and were satisfied that the Manager was taking steps to address the high expense ratio.

Economies of Scale

The directors noted that the management fee schedule for the Fund does not contain breakpoints. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The directors also noted that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable under the Fund’s circumstances.

Board of Directors

John R. Galvin 1,3
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
Chairman Emeritus, American Council on Germany

Alice S. Ilchman 2,3
President Emerita, Sarah Lawrence College
Director, Jeannette K. Watson Fellowship and Public Broadcasting Service
Trustee, Committee for Economic Development
Governor of the Court of Governors, London School of Economics

Frank A. McPherson 2,3
Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation
Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education

Betsy S. Michel 1,3
Trustee, The Geraldine R. Dodge Foundation

William C. Morris
Chairman, J. & W. Seligman & Co. Incorporated, Carbo Ceramics Inc., Seligman Advisors, Inc., and Seligman Services, Inc.
Director, Seligman Data Corp.
President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1,3
Counsel, Lewis & Munday, P.C.
Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.
Director, Kerr-McGee Corporation, Infinity, Inc., and Vibration Control Technologies, LLC
Lead Outside Director, Digital Ally Inc.
Director and Chairman, Highland Park Michigan Economic Development Corp.
Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2,3
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1,3
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
Director, CommScope, Inc.

Brian T. Zino
Director and President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company, Seligman Advisors, Inc., and Seligman Services, Inc.
Member of the Board of Governors, Investment Company Institute

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Executive Officers

William C. Morris Chairman Brian T. Zino President and Chief Executive Officer Thomas G. Moles Executive Vice President	Eileen A. Comerford Vice President Eleanor T. M. Hoagland Vice President and Chief Compliance Officer Audrey G. Kuchtyak Vice President	Thomas G. Rose Vice President Lawrence P. Vogel Vice President and Treasurer Frank J. Nasta Secretary

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
1 11-01-05 to 11-30-05	600	$12.64	600	N/A
12-01-05 to 12-31-05	1,700	$12.66	1,700	N/A
1-01-06 to 1-31-06	0	$0	0	N/A
2-01-06 to 2-28-06	1,500	$12.93	1,500	N/A
3-01-06 to 3-31-06	1,500	$13.10	1,500	N/A
4-01-06 to 4-30-06	1,400	$12.99	1,400	N/A

(1)	As announced on November 22, 1991, the Registrant may purchase its shares in the open market equal to the number of shares purchased by participants in the Registrant’s dividend investment plan.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN QUALITY MUNICIPAL FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	July 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	July 6, 2006

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	July 6, 2006

SELIGMAN QUALITY MUNICIPAL FUND, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.